Exhibit 99.1

Vivint Smart Home Announces Management Changes

PROVO, Utah – March 3, 2020 – Vivint Smart Home, Inc. (NYSE:VVNT), a leading smart home company, today announced the following management changes.

Alex J. Dunn is stepping down as president of Vivint Smart Home after 14 years at the company. He will remain an advisor to the company through March 2021. Scott R. Hardy, Vivint’s chief operating officer, will assume many of his day-to-day responsibilities.

“I am deeply grateful to Alex for helping Vivint become a leading smart home provider,” said Todd Pedersen, CEO of Vivint Smart Home. “We thank him and wish him continued success in his future endeavors.”

Vivint also announced the promotion of Dale R. Gerard to chief financial officer. Gerard had been serving as the company’s interim chief financial officer since October 2019 and has served previously as the company’s senior vice president of finance, investor relations and treasurer since 2010.

Vivint also appointed Todd M. Santiago as chief revenue officer, overseeing all revenue-generating channels. Santiago had been serving as executive vice president and general manager of retail. Before joining Vivint in 2012, he was CEO of 2GIG Technologies which launched the first touchscreen panel for the home in 2009.

Vivint also appointed JT Hwang as chief technology officer, responsible for leading the Vivint Innovation Center, which encompasses all of the company’s technology and product operations. Hwang joined Vivint in 2008 and previously served as the company’s chief engineering officer and was the key architect of Vivint’s cloud infrastructure.

Matthew J. Eyring, executive vice president and general manager of inside sales, and Jeremy Warren, chief technology officer, are leaving to pursue other opportunities.

“We’re incredibly fortunate to have a deep bench of leadership experience in Scott, Dale, Todd and JT,” said Pedersen. “Each has been instrumental in providing exceptional customer experiences and driving growth for many years. It’s an exciting time to be in the smart home market and these talented leaders will continue to play strong roles in our ongoing success.”

About Vivint Smart Home

Vivint Smart Home is a leading smart home company in North America. Vivint delivers an integrated smart home system with in-home consultation, professional installation and support delivered by its Smart Home Pros, as well as 24/7 customer care and monitoring. Dedicated to redefining the home experience with intelligent products and services, Vivint serves more than 1.5 million customers throughout the U.S. and Canada. For more information, visit www.vivint.com.

Note on Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Forward-looking statements should not be read as a guarantee of future performance or results, and they will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. These statements are based on current expectations and assumptions regarding future events and business performance as of the date of this press release, and they are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Although Vivint Smart Home believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, Vivint Smart Home does not undertake and expressly disclaims any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents Vivint Smart Home has filed with the Securities and Exchange Commission (“SEC”) for more complete information about the Vivint Smart Home. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of Vivint’s website at www.vivint.com